Consent of Independent Registered Public Accounting Firm
The Board of Directors of Jefferson National Life Insurance Company of New York and
Contract Owners of Jefferson National Life of New York Annuity Account 1:
We consent to the use of our report dated April 2, 2021, with respect to the financial statements of the sub-accounts that comprise the Jefferson National Life of New York Annuity Account 1, and the related notes (collectively, the financial statements), included herein and to the reference to our firm as experts under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N-4 (File No. 333-198590).
/s/ KPMG LLP
Columbus, Ohio
April 26, 2021

Consent of Independent Registered Public Accounting Firm
Audit Committee of the Board of Directors
Jefferson National Life Insurance Company of New York:
We consent to the use of our report on the statutory financial statements and financial statement schedules of Jefferson National Life Insurance Company of New York (the Company), dated April 21, 2021, included herein. We also consent to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N-4. (File No. 333-198590)
Our report relating to the Company’s statutory financial statements, dated April 21, 2021, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.
/s/ KPMG LLP
Columbus, Ohio
April 26, 2021
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